EXHIBIT 99.1



                                 [Slide:
                                 WORLDCOM
                                 generation d]

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                                   [Slide:
                                   WORLDCOM

                               Bernard J. Ebbers

                                President & CEO]











































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[Slide:
Forward Looking Statements

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to the effects of vigorous competition; the impact of technological change on our business, new entrants and alternative technologies, and dependence on availability of transmission facilities; uncertainties associated with the success of acquisitions; risks of international business; regulatory risks in the United States and internationally; contingent liabilities; risks associated with Euro conversion efforts; uncertainties regarding the collectibility of receivables; risks associated with debt service requirements and interest rate fluctuations; and our financial leverage. More detailed information about those factors is contained in WorldCom's filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.]




Let me start off by reminding everyone that this presentation may contain forward looking statements about our expected results.

Actual results may differ materially. Please see our filings with the SEC for detailed discussions of our business risks.






















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                                 [Slide:
                                 WORLDCOM

                                 generation d]




As most of you know, WorldCom is undergoing a number of transitions Transitions that will drive economic value in what might seem to be an uncertain market.

A lot has changed in the market over last few months   Not to mention the last
few weeks   The economy, increased competition, technology valuations, dot.com hangovers, just to name a few

But as much change as there has been, a lot remains the same. Businesses will always invest to increase efficiency. In the long run, Wall Street will not be able to ignore the power of growth and strong cash flows.

And growth and strong cash flows are the focus of what WorldCom's two businesses are about.











































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[Slide:
Execution is Key

o    Separation Strategy
     -    Separate Company into Businesses with Similar Financial
          Characteristics
o    MCI Rightsizing Strategy
     - Exit Unprofitable Businesses and Establish Cost Structure to Ensure Cash Flows
o    WorldCom Major Strategy
     - Add High Growth/High Margin Services to WorldCom's Leading Data and Internet Services]



We have spent a lot of time planning for the new market realities. Now we are getting down to executing the plans. And strong execution of well developed strategies will win out over hype every time.

As you know, we intend to separate WorldCom into two tracking stocks enabling us to align correct strategies with businesses that have very different financial characteristics

o  A cash flow oriented consumer and wholesale company
o  and a growth oriented digital company.

As we make our transition on the MCI side we are exiting unprofitable business segments like wholesale voice and agent channels. And we are rightsizing our infrastructure to support lower levels of higher profit business.

And on the growth side of the business, we are focusing on adding high value, high margin businesses to our industry-leading internet and data services.


















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                                [Slide:
                                WorldCom, Inc.

                    down arrow              down arrow

                MCI Group                        WorldCom Group

                Consumer                              Data
            Dial-Up Internet                   Dedicated Internet
                Wholesale                        International
                 Paging                           Hosting/VPNs
           Alternate Channels                    Business Voice

               Focus: Cash                       Focus: Growth]



For anyone who isn't familiar with our tracking stock plans, here's how we've divided our businesses.

MCI

On the MCI side, we'll manage a collection of more mature businesses in a way that we can return as much cash as possible to the owners and debt holders.

Consumer, dial-up Internet, wholesale, paging, and alternate channels. [agent business, pre-paid cards, and so on.]

I want to make it very clear that we will, and are managing this group for cash. We will exit unprofitable businesses and make other decisions without regard to revenue impact.

WorldCom

And on the WorldCom side Data, dedicated Internet, international, hosting VPNs and business voice.

The key is a very clean separation of more mature, high cash flow businesses from the high growth areas.













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                      [Slide:
                      Execution of Separation Plan
                             4Q00 Highlights

                   MCI                              WorldCom

       o   Began Transition               o   28% Data & Internet
       o   De-emphasize Un-                   Growth
           profitable Areas               o   Pricing Discipline
       o   Strong Consumer                o   Progress on Major
           Results                            Growth Initiatives]



MCI Group

Even though we don't expect the transaction to be final until the second quarter, we have already begun our transition.

-  We are de-emphasizing unprofitable areas of our MCI group of businesses
-  MCI delivered strong consumer results clearly outperforming the market.


WorldCom Group

Combined 4Q00 data and Internet growth was 28% year-over-year. ATM and Frame Relay grew a combined 35% year-over-year, while private line grew 18 percent giving us overall data growth of 23 percent.

We have taken deliberate actions in business markets to slow price erosion...
 Our results thus far are encouraging. While effective rates continued to decline, they did so at a slowing rate in the fourth quarter.

I'll talk about progress on VPNs and Web Hosting in a minute.

















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[Slide:
Separation Process

S-4 Registration
         o       Back on File March 2, 2001

Shareholder Vote
         o       Expected Late May Timeframe
         o       Distribute Shares Soon Thereafter

Regulatory Review
         o       No Review Required]




A quick update on the timing of the tracking stock transaction.

We got back on file with the SEC on March 2nd.

At his point we are expecting that we will be able to hold our shareholder vote simultaneously with our annual shareholder meeting at the end of May and close the transaction soon after.

I'm very pleased with the progress we've made both from a process standpoint on bringing the transaction to a close

 And on the operational progress we've made.























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[Slide:
WorldCom Group
4Q 2000 Revenue Mix

Voice            20%
Data             33%
International    26%
Internet         12%


Nearly 3/4 of the Business Grew 28%]



We continue to diversify our business away from long-distance voice. In the latest quarter, only 29% of WorldCom Group revenue was voice.



































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[Slide:
WorldCom Group
Revenue Mix

4Q99 Revenues

International    23%
LD Voice         30%
Wireless         3%
Local Voice      3%
Data             31%
Internet         10%


4Q00 Revenues

International    26%
LD Voice         20%
Wireless         6%
Local Voice      3%
Data             33%
Internet         12%



Focus on Profitable Revenue Growth]


And as this slide shows, only 20% is long distance voice, down from 30 percent a year ago.

Data, Internet, international and wireless services have each picked up 2 to 3 percentage points of our mix over the last year helping to further diversify our revenue streams.

All very solid progress over the last year.

And data services which now account for a third of our business are very diversified as well.












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[Slide:
Diversified Data Revenue
4Q00 Data Mix

Express Private Line              18%
Frame Relay & ATM                 35%
Local Private Line                17%
Non-Express Private Line          30%]



Revenues are nicely divided between the higher growth packet services which grew at 35 percent year-over-year and local, express and non-express private lines.

Express PL is where there is the most competition, especially from the new entrants.

Our domestic 48,000 route mile network reaches a lot more cities than competitors' 16,000 mile networks. And our local facilities give us a very strong position in a market where there are typically only one or two competitors.

So you're probably saying, that's great. But the world is moving away from private lines. Well yes but we still expect to see growth from private lines.

























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[Slide:
Private Line Market Forecast (1998-2004) for both Long Distance and Local
($ Millions)

Source: Gartner, "Public Telecommunications Services
North America Market Share and Forecast, 2000" (May 1, 2000)]



According to Gartner Group, the private line business is expected to grow from about $14.5 billion in 2000 to about $20 in 2004.



































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[Slide:
Packet Data Market Forecast (1999-2005)
for both Frame Relay and ATM
($ Millions)


Source: IDC, Dec 2000]



Packet data services have a great deal of growth left in them as well. IDC is expecting them to grow about 13.5 percent annually from 2000 to 2005.

Not bad for a so called legacy business.

































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[Slide:
Internet Market Forecast (2000-2005)
for both Value Added Services and Access
($ Millions)


Source: IDC, Dec 2000]



Internet services are where we expect to see the real growth in the business. From about $30 billion in 2000 to nearly $100 billion in 2005

We intend to capture our fair share and more.

And here are just a few of the reasons we feel, we'll be able to do so.































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[Slide:
Leverage WorldCom's Competitive Advantages

o        Unmatched Local to Global Reach
o        Global Data and IP Leader
         -       2,500 Points of Presence
         -       Operating on 5 Continents
o        Unsurpassed Network Cost Advantage
o        Thousands of Actual Enterprise Customers]



We're the recognized global IP leader with UUNET heritage.
We have:
o        2,500 Points of Presence
o        Operations on 5 continents -- not five countries, five continents.

In short, we have the world's largest private network to use to take advantage of this opportunity.
And contrary to what others might tell you, no one has a lower cost network. And finally, we have a huge base of customers to sell services to.

And we can sell those customers incremental services. Like Global IP based virtual private networks and managed hosting services.



























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[Slide:
IP VPN Market Forecast (2000-2005)
for both Remote User and Dial and Dedicated
($ Millions)

Source:  IDC, Dec 2000]



The first of our major's are VPNs. IDC estimates the size of the market at about $1.3 billion in 2000, growing to nearly $10 billion in 2005.

We believe that we are the market share leader in this industry today, though it's quite fragmented. And because of the force we intend to bring to bear, we intend to continue to lead the market.
































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[Slide:
WorldCom IP-VPN
Advantage

--  First Globally Managed VPN Solution

--  Highest Quality, Robust and Secure Network Services

--  Industry-leading Performance Guarantees

--  Global Reach: > 2500 Points of Presence

--  Integrate IP VPNs with existing Frame Relay and ATM networks

--  Dial, Mobile and Dedicated Access]




WorldCom announced it's leading VPN product set a few weeks ago.

It is the first globally managed VPN solution, meaning you can get the same features all around the world, taking advantage of our 2,500 global points of presence and industry leading performance.

Because of our strength in packet data services, we can even offer customers migration services that allow them to take advantage of IP VPN, running over private frame relay networks. This gives increased comfort to those companies that might be reluctant to use the public internet for mission critical applications.

And with our extensive global dial platforms and relationship with Metricom, we can give businesses great mobile wireless and dial-up access for their travelers.
















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[Slide:
Hosting Is Key To Our Customers and Leverages Our Network


Digex Boosts Our Position in Managed Hosting by 12 to 18 Months]



This graphic illustrates the varying types of hosting -- from collocation to Custom hosting.

WorldCom is already a leader in co-location -or the ping, pipe, & power -that most ISPs & some Enterprises desire.

But as applications become more complex & critical, many Enterprises will want to outsource the data center to focus on the application development & deployment.

Through a controlling interest in Digex, we can cover this end of this exploding marketplace. It's here that we can tap into the more profitable & growing lines of customer & managed hosting.

We'll focus on both the co-lo markets and the exploding markets for managed & enterprise hosting services. The key is to get to critical mass first, to establish market leadership, and to set the standard for the rest of the market to follow.












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[Slide:
Web Hosting Product Suite
Mass Customized Solutions


o  First Ever Set of 18 Pre-Packaged Web Hosting Solutions
       -  Web Server Collocation to Shared to Managed to
           Custom Hosting Services

o  10-15 Day In Service Guarantee

o  Deploying in 17 Countries

o  Market Growing from $900M to $6B by 2003]



And here's how we are setting a standard. We just announced today a totally new way to buy managed web hosting services.

We have developed a set of 18 pre-packaged web hosting solutions that make web hosting easy to buy for the vast majority of enterprises.

Working very closely with Digex, we've worked hard to automate and package services to make hosting even easier to purchase and even a better value.

This is truly the first web hosting product for the bulk of the enterprise market. A market that is expected to grow from about $900 million in 2000 to about $6 billion in 2003.





















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[Slide:
WorldCom Latin America
A New Strategic Entity


o  Greater Operational Synergies
      -  Avantel in Mexico and Embratel in Brazil

o  11 Million Total LatAm Customers

o  100,000 Data and Internet Customers

o  More than 15,000 employees

o  27,000 fiber route kilometers
       -  268 network nodes across the region

o  LatAm is a $80USD Billion Market
       -  Growing 25% per Year Through 2002]



Yesterday we made another important announcement.

We have launched a new corporate entity that will target all of WorldCom's activities in Latin America.

Our goal will be to gain greater operational synergies between the various businesses we have in Latin America and better serve of the 11 million customers we have in this fast growing telecommunications market.




















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[Slide:
Executing Our Plan

o  Tracking Stock Separation
       -  On Target

o  MCI Group Cash-Focused Tracker
       -  Transition On Target

o  WorldCom Growth Strategy
       -  Focus on Data, Internet and International Services
          Continues to Drive the Growth]



To sum it up
We are targeting to distribute shares of our tracking stock by early June.

We are making good progress on the MCI side of our business in our transition to focus on cash generation.

And on the growth side of the business, our focus on business customers both domestically and internationally should position the company for a good 2001 and a better 2002.

Thank you.  Now I'll be happy to take questions for a few minutes.
























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                                 [Slide:
                                 WORLDCOM
                                 generation d]













































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